Exhibit 99.2
EARNINGS RELEASE FINANCIAL
SUPPLEMENT

FIRST QUARTER 2008

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SELECTED INCOME STATEMENT DATA
Total net revenue	$16,890	$17,384	$16,112	$18,908	$18,968	(3)%	(11)%
Provision for credit losses	4,424	2,542	1,785	1,529	1,008	74	339
Total noninterest expense	8,931	10,720	9,327	11,028	10,628	(17)	(16)
Net income	2,373	2,971	3,373	4,234	4,787	(20)	(50)

PER COMMON SHARE:
Net income per share — basic	0.70	0.88	1.00	1.24	1.38	(20)	(49)
Net income per share — diluted	0.68	0.86	0.97	1.20	1.34	(21)	(49)

Cash dividends declared	0.38	0.38	0.38	0.38	0.34	—	12
Book value	36.94	36.59	35.72	35.08	34.45	1	7
Closing share price	42.95	43.65	45.82	48.45	48.38	(2)	(11)
Market capitalization	146,066	146,986	153,901	164,659	165,280	(1)	(12)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,494.7	3,471.8	3,477.7	3,521.6	3,559.5	1	(2)
Common shares outstanding at period-end	3,400.8	3,367.4	3,358.8	3,398.5	3,416.3	1	—

FINANCIAL RATIOS: (a)
Return on common equity (“ROE”)	8%	10%	11%	14%	17%
Return on equity-goodwill (“ROE-GW”) (b)	12	15	18	23	27
Return on assets (“ROA”)	0.61	0.77	0.91	1.19	1.41

CAPITAL RATIOS:
Tier 1 capital ratio	8.3 (d)	8.4	8.4	8.4	8.5
Total capital ratio	12.5 (d)	12.6	12.5	12.0	11.8

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	5	17
Wholesale loans	231,297	213,076	197,728	181,968	168,194	9	38
Consumer loans	305,759	306,298	288,592	283,069	281,571	—	9
Deposits	761,626	740,728	678,091	651,370	626,428	3	22
Common stockholders’ equity	125,627	123,221	119,978	119,211	117,704	2	7

Headcount	182,166	180,667	179,847	179,664	176,314	1	3

LINE OF BUSINESS NET INCOME
Investment Bank	$(87)	$124	$296	$1,179	$1,540	NM	NM
Retail Financial Services	(227)	752	639	785	859	NM	NM
Card Services	609	609	786	759	765	—	(20)
Commercial Banking	292	288	258	284	304	1	(4)
Treasury & Securities Services	403	422	360	352	263	(5)	53
Asset Management	356	527	521	493	425	(32)	(16)
Corporate (c)	1,027	249	513	382	631	312	63

Net income	$2,373	$2,971	$3,373	$4,234	$4,787	(20)	(50)

(a)	Quarterly ratios are based upon annualized amounts.

(b)	Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(c)	Included the after-tax impact of material litigation actions, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(d)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
REVENUE
Investment banking fees	$1,216	$1,662	$1,336	$1,898	$1,739	(27)%	(30)%
Principal transactions	(803)	165	650	3,713	4,487	NM	NM
Lending & deposit related fees	1,039	1,066	1,026	951	895	(3)	16
Asset management, administration and commissions	3,596	3,896	3,663	3,611	3,186	(8)	13
Securities gains (losses)	33	148	237	(223)	2	(78)	NM
Mortgage fees and related income	525	898	221	523	476	(42)	10
Credit card income	1,796	1,857	1,777	1,714	1,563	(3)	15
Other income	1,829	469	289	553	518	290	253

Noninterest revenue	9,231	10,161	9,199	12,740	12,866	(9)	(28)

Interest income	17,532	18,619	18,806	17,342	16,620	(6)	5
Interest expense	9,873	11,396	11,893	11,174	10,518	(13)	(6)

Net interest income	7,659	7,223	6,913	6,168	6,102	6	26

TOTAL NET REVENUE	16,890	17,384	16,112	18,908	18,968	(3)	(11)

Provision for credit losses	4,424	2,542	1,785	1,529	1,008	74	339

NONINTEREST EXPENSE
Compensation expense	4,951	5,469	4,677	6,309	6,234	(9)	(21)
Occupancy expense	648	659	657	652	640	(2)	1
Technology, communications and equipment expense	968	986	950	921	922	(2)	5
Professional & outside services	1,333	1,421	1,260	1,259	1,200	(6)	11
Marketing	546	570	561	457	482	(4)	13
Other expense	169	1,254	812	1,013	735	(87)	(77)
Amortization of intangibles	316	339	349	353	353	(7)	(10)
Merger costs	—	22	61	64	62	NM	NM

TOTAL NONINTEREST EXPENSE	8,931	10,720	9,327	11,028	10,628	(17)	(16)

Income before income tax expense	3,535	4,122	5,000	6,351	7,332	(14)	(52)
Income tax expense	1,162	1,151	1,627	2,117	2,545	1	(54)

NET INCOME	$2,373	$2,971	$3,373	$4,234	$4,787	(20)	(50)

DILUTED EARNINGS PER SHARE	$0.68	$0.86	$0.97	$1.20	$1.34	(21)	(49)

FINANCIAL RATIOS
ROE	8%	10%	11%	14%	17%
ROE-GW	12	15	18	23	27
ROA	0.61	0.77	0.91	1.19	1.41
Effective income tax rate	33	28	33	33	35
Overhead ratio	53	62	58	58	56

EXCLUDING IMPACT OF MERGER COSTS (a)
Net income	$2,373	$2,971	$3,373	$4,234	$4,787	(20)	(50)
Less merger costs (after-tax)	—	14	38	40	38	NM	NM

Net income excluding merger costs	$2,373	$2,985	$3,411	$4,274	$4,825	(21)	(51)

Diluted Per Share:
Net income	$0.68	$0.86	$0.97	$1.20	$1.34	(21)	(49)
Less merger costs (after-tax)	—	—	0.01	0.01	0.01	—	NM

Net income excluding merger costs	$0.68	$0.86	$0.98	$1.21	$1.35	(21)	(50)

(a)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Mar 31, 2008
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2008	2007	2007	2007	2007	2007	2007
ASSETS
Cash and due from banks	$46,888	$40,144	$32,766	$35,449	$31,836	17%	47%
Deposits with banks	12,414	11,466	26,714	41,736	30,973	8	(60)
Federal funds sold and securities purchased under resale agreements	203,176	170,897	135,589	125,930	144,306	19	41
Securities borrowed	81,014	84,184	84,697	88,360	84,800	(4)	(4)
Trading assets:
Debt and equity instruments	386,170	414,273	389,119	391,508	373,684	(7)	3
Derivative receivables	99,110	77,136	64,592	59,038	49,647	28	100
Securities	101,647	85,450	97,706	95,984	97,029	19	5
Loans (net of allowance for loan losses)	525,310	510,140	478,207	457,404	442,465	3	19
Accrued interest and accounts receivable	50,989	24,823	26,401	26,716	23,663	105	115
Premises and equipment	9,457	9,319	8,892	9,044	8,728	1	8
Goodwill	45,695	45,270	45,335	45,254	45,063	1	1
Other intangible assets:
Mortgage servicing rights	8,419	8,632	9,114	9,499	7,937	(2)	6
Purchased credit card relationships	2,140	2,303	2,427	2,591	2,758	(7)	(22)
All other intangibles	3,815	3,796	3,959	4,103	4,205	1	(9)
Other assets	66,618	74,314	74,057	65,426	61,824	(10)	8

TOTAL ASSETS	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	5	17

LIABILITIES
Deposits	$761,626	$740,728	$678,091	$651,370	$626,428	3	22
Federal funds purchased and securities sold under repurchase agreements	192,633	154,398	178,767	205,961	218,917	25	(12)
Commercial paper	50,602	49,596	33,978	25,116	25,354	2	100
Other borrowed funds	28,430	28,835	31,154	29,263	19,871	(1)	43
Trading liabilities:
Debt and equity instruments	78,982	89,162	80,748	93,969	94,309	(11)	(16)
Derivative payables	78,983	68,705	68,426	61,396	50,316	15	57
Accounts payable, accrued expenses and other liabilities (including the allowance for lending-related commitments)	106,088	94,476	86,524	84,785	87,603	12	21
Beneficial interests issued by consolidated VIEs	14,524	14,016	13,283	14,808	13,109	4	11
Long-term debt	189,995	183,862	173,696	159,493	143,274	3	33
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	15,372	15,148	14,930	12,670	12,033	1	28

TOTAL LIABILITIES	1,517,235	1,438,926	1,359,597	1,338,831	1,291,214	5	18

STOCKHOLDERS’ EQUITY
Common stock	3,658	3,658	3,658	3,658	3,658	—	—
Capital surplus	78,072	78,597	78,295	78,020	77,760	(1)	—
Retained earnings	55,762	54,715	53,064	51,011	48,105	2	16
Accumulated other comprehensive income (loss)	(512)	(917)	(1,830)	(2,080)	(1,482)	44	65
Treasury stock, at cost	(11,353)	(12,832)	(13,209)	(11,398)	(10,337)	12	(10)

TOTAL STOCKHOLDERS’ EQUITY	125,627	123,221	119,978	119,211	117,704	2	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,642,862	$1,562,147	$1,479,575	$1,458,042	$1,408,918	5	17

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
AVERAGE BALANCES
ASSETS
Deposits with banks	$31,975	$41,363	$39,906	$18,153	$16,224	(23)%	97%
Federal funds sold and securities purchased under resale agreements	153,864	140,622	133,780	132,768	135,499	9	14
Securities borrowed	83,490	86,649	87,955	90,810	78,768	(4)	6
Trading assets - debt instruments	322,986	308,175	310,445	294,931	257,079	5	26
Securities	89,757	93,236	95,694	96,921	95,326	(4)	(6)
Loans	526,598	508,172	476,912	465,763	467,453	4	13

Total interest-earning assets	1,208,670	1,178,217	1,144,692	1,099,346	1,050,349	3	15
Trading assets - equity instruments	78,810	93,453	86,177	85,830	88,791	(16)	(11)
Goodwill	45,699	45,321	45,276	45,181	45,125	1	1
Other intangible assets:
Mortgage servicing rights	8,273	8,795	9,290	8,371	7,784	(6)	6
All other intangible assets	6,202	6,220	6,532	6,854	7,139	—	(13)
All other noninterest-earning assets	222,143	198,031	185,367	186,404	179,727	12	24

TOTAL ASSETS	$1,569,797	$1,530,037	$1,477,334	$1,431,986	$1,378,915	3	14

LIABILITIES
Interest-bearing deposits	$600,132	$587,297	$540,937	$513,451	$498,717	2	20
Federal funds purchased and securities sold under repurchase agreements	179,897	171,450	206,174	209,323	199,252	5	(10)
Commercial paper	47,584	48,821	26,511	25,282	22,339	(3)	113
Other borrowings (a)	107,552	99,259	104,995	100,715	95,664	8	12
Beneficial interests issued by consolidated VIEs	14,082	14,183	14,454	13,641	15,993	(1)	(12)
Long-term debt	200,354	191,797	177,851	162,465	148,146	4	35

Total interest-bearing liabilities	1,149,601	1,112,807	1,070,922	1,024,877	980,111	3	17
Noninterest-bearing liabilities	295,616	295,670	287,436	289,058	282,559	—	5

TOTAL LIABILITIES	1,445,217	1,408,477	1,358,358	1,313,935	1,262,670	3	14

TOTAL STOCKHOLDERS’ EQUITY	124,580	121,560	118,976	118,051	116,245	2	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,569,797	$1,530,037	$1,477,334	$1,431,986	$1,378,915	3	14

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	4.22%	4.95%	5.06%	4.56%	4.65%
Federal funds sold and securities purchased under resale agreements	3.80	4.41	4.83	4.99	4.95
Securities borrowed	3.56	4.77	5.60	5.31	5.42
Trading assets - debt instruments	5.75	5.84	6.09	5.65	5.96
Securities	5.47	5.58	5.69	5.68	5.68
Loans	7.10	7.60	7.80	7.65	7.53
Total interest-earning assets	5.88	6.30	6.55	6.37	6.44

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	3.09	3.84	4.13	4.17	4.06
Federal funds purchased and securities sold under repurchase agreements	3.31	4.35	5.18	5.19	5.09
Commercial paper	3.41	4.40	4.68	4.92	4.89
Other borrowings (a)	5.03	5.02	4.90	4.69	5.07
Beneficial interests issued by consolidated VIEs	3.78	4.36	4.52	3.22	3.82
Long-term debt	3.82	3.90	3.99	3.77	3.85
Total interest-bearing liabilities	3.45	4.06	4.41	4.37	4.35

INTEREST RATE SPREAD	2.43%	2.24%	2.14%	2.00%	2.09%

NET YIELD ON INTEREST-EARNING ASSETS	2.59%	2.46%	2.43%	2.30%	2.38%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.95%	2.80%	2.75%	2.63%	2.73%

(a)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
CREDIT CARD INCOME
Credit card income - reported	$1,796	$1,857	$1,777	$1,714	$1,563	(3)%	15%
Impact of:
Credit card securitizations	(937)	(885)	(836)	(788)	(746)	(6)	(26)

Credit card income - managed	$859	$972	$941	$926	$817	(12)	5

OTHER INCOME
Other income - reported	$1,829	$469	$289	$553	$518	290	253
Impact of:
Tax-equivalent adjustments	203	182	192	199	110	12	85

Other income - managed	$2,032	$651	$481	$752	$628	212	224

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$9,231	$10,161	$9,199	$12,740	$12,866	(9)	(28)
Impact of:
Credit card securitizations	(937)	(885)	(836)	(788)	(746)	(6)	(26)
Tax-equivalent adjustments	203	182	192	199	110	12	85

Total noninterest revenue - managed	$8,497	$9,458	$8,555	$12,151	$12,230	(10)	(31)

NET INTEREST INCOME
Net interest income - reported	$7,659	$7,223	$6,913	$6,168	$6,102	6	26
Impact of:
Credit card securitizations	1,618	1,504	1,414	1,378	1,339	8	21
Tax-equivalent adjustments	124	90	95	122	70	38	77

Net interest income - managed	$9,401	$8,817	$8,422	$7,668	$7,511	7	25

TOTAL NET REVENUE
Total net revenue - reported	$16,890	$17,384	$16,112	$18,908	$18,968	(3)	(11)
Impact of:
Credit card securitizations	681	619	578	590	593	10	15
Tax-equivalent adjustments	327	272	287	321	180	20	82

Total net revenue - managed	$17,898	$18,275	$16,977	$19,819	$19,741	(2)	(9)

PROVISION FOR CREDIT LOSSES
Provision for credit losses - reported	$4,424	$2,542	$1,785	$1,529	$1,008	74	339
Impact of:
Credit card securitizations	681	619	578	590	593	10	15

Provision for credit losses - managed	$5,105	$3,161	$2,363	$2,119	$1,601	61	219

INCOME TAX EXPENSE
Income tax expense - reported	$1,162	$1,151	$1,627	$2,117	$2,545	1	(54)
Impact of:
Tax-equivalent adjustments	327	272	287	321	180	20	82

Income tax expense - managed	$1,489	$1,423	$1,914	$2,438	$2,725	5	(45)

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
TOTAL NET REVENUE (FTE)
Investment Bank	$3,011	$3,172	$2,946	$5,798	$6,254	(5)%	(52)%
Retail Financial Services	4,702	4,815	4,201	4,357	4,106	(2)	15
Card Services	3,904	3,971	3,867	3,717	3,680	(2)	6
Commercial Banking	1,067	1,084	1,009	1,007	1,003	(2)	6
Treasury & Securities Services	1,913	1,930	1,748	1,741	1,526	(1)	25
Asset Management	1,901	2,389	2,205	2,137	1,904	(20)	—
Corporate	1,400	914	1,001	1,062	1,268	53	10

TOTAL NET REVENUE	$17,898	$18,275	$16,977	$19,819	$19,741	(2)	(9)

NET INCOME
Investment Bank	$(87)	$124	$296	$1,179	$1,540	NM	NM
Retail Financial Services	(227)	752	639	785	859	NM	NM
Card Services	609	609	786	759	765	—	(20)
Commercial Banking	292	288	258	284	304	1	(4)
Treasury & Securities Services	403	422	360	352	263	(5)	53
Asset Management	356	527	521	493	425	(32)	(16)
Corporate (a)	1,027	249	513	382	631	312	63

TOTAL NET INCOME	$2,373	$2,971	$3,373	$4,234	$4,787	(20)	(50)

AVERAGE EQUITY (b)
Investment Bank	$22,000	$21,000	$21,000	$21,000	$21,000	5	5
Retail Financial Services	17,000	16,000	16,000	16,000	16,000	6	6
Card Services	14,100	14,100	14,100	14,100	14,100	—	—
Commercial Banking	7,000	6,700	6,700	6,300	6,300	4	11
Treasury & Securities Services	3,500	3,000	3,000	3,000	3,000	17	17
Asset Management	5,000	4,000	4,000	3,750	3,750	25	33
Corporate	55,980	56,760	54,176	53,901	52,095	(1)	7

TOTAL AVERAGE EQUITY	$124,580	$121,560	$118,976	$118,051	$116,245	2	7

RETURN ON EQUITY (b)
Investment Bank	(2)%	2%	6%	23%	30%
Retail Financial Services	(5)	19	16	20	22
Card Services	17	17	22	22	22
Commercial Banking	17	17	15	18	20
Treasury & Securities Services	46	56	48	47	36
Asset Management	29	52	52	53	46

(a)	Included the after-tax impact of material litigation actions, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Investment banking fees	$1,206	$1,657	$1,330	$1,900	$1,729	(27)%	(30)%
Principal transactions	(798)	(623)	(435)	2,325	3,142	(28)	NM
Lending & deposit related fees	102	142	118	93	93	(28)	10
Asset management, administration and commissions	744	705	712	643	641	6	16
All other income	(66)	(166)	(76)	122	42	60	NM

Noninterest revenue	1,188	1,715	1,649	5,083	5,647	(31)	(79)
Net interest income	1,823	1,457	1,297	715	607	25	200

TOTAL NET REVENUE (a)	3,011	3,172	2,946	5,798	6,254	(5)	(52)

Provision for credit losses	618	200	227	164	63	209	NM
Credit reimbursement from TSS (b)	30	30	31	30	30	—	—

NONINTEREST EXPENSE
Compensation expense	1,241	1,561	1,178	2,589	2,637	(20)	(53)
Noncompensation expense	1,312	1,450	1,200	1,265	1,194	(10)	10

TOTAL NONINTEREST EXPENSE	2,553	3,011	2,378	3,854	3,831	(15)	(33)

Income (loss) before income tax expense	(130)	(9)	372	1,810	2,390	NM	NM
Income tax expense (benefit)	(43)	(133)	76	631	850	68	NM

NET INCOME (LOSS)	$(87)	$124	$296	$1,179	$1,540	NM	NM

FINANCIAL RATIOS
ROE	(2)%	2%	6%	23%	30%
ROA	(0.05)	0.07	0.17	0.68	0.95
Overhead ratio	85	95	81	66	61
Compensation expense as a % of total net revenue	41	49	40	45	42

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$483	$646	$595	$560	$472	(25)	2
Equity underwriting	359	544	267	509	393	(34)	(9)
Debt underwriting	364	467	468	831	864	(22)	(58)

Total investment banking fees	1,206	1,657	1,330	1,900	1,729	(27)	(30)
Fixed income markets	466	615	687	2,445	2,592	(24)	(82)
Equity markets	976	578	537	1,249	1,539	69	(37)
Credit portfolio	363	322	392	204	394	13	(8)

Total net revenue	$3,011	$3,172	$2,946	$5,798	$6,254	(5)	(52)

REVENUE BY REGION
Americas	$536	$1,128	$1,016	$2,655	$3,366	(52)	(84)
Europe/Middle East/Africa	1,641	1,334	1,389	2,327	2,251	23	(27)
Asia/Pacific	834	710	541	816	637	17	31

Total net revenue	$3,011	$3,172	$2,946	$5,798	$6,254	(5)	(52)

(a)	Total net revenue included tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $289 million, $230 million, $255 million, $290 million and $152 million for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(b)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SELECTED BALANCE SHEETS DATA (Average)
Total assets	$755,828	$735,685	$710,665	$696,230	$658,724	3%	15%
Trading assets — debt and equity instruments	369,456	371,842	372,212	359,387	335,118	(1)	10
Trading assets — derivative receivables	90,234	74,659	63,017	58,520	56,398	21	60
Loans:
Loans retained (a)	74,106	68,928	61,919	59,065	58,973	8	26
Loans held-for-sale & loans at fair value	19,612	24,977	17,315	14,794	13,684	(21)	43

Total loans	93,718	93,905	79,234	73,859	72,657	—	29
Adjusted assets (b)	662,419	644,573	625,619	603,839	572,017	3	16
Equity	22,000	21,000	21,000	21,000	21,000	5	5

Headcount	25,780	25,543	25,691	25,356	23,892	1	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$13	$(9)	$67	$(16)	$(6)	NM	NM
Nonperforming assets:
Nonperforming loans (c)	321	353	265	72	92	(9)	249
Other nonperforming assets	118	100	60	47	36	18	228
Allowance for credit losses:
Allowance for loan losses	1,891	1,329	1,112	1,037	1,037	42	82
Allowance for lending-related commitments	607	560	568	487	310	8	96

Total allowance for credit losses	2,498	1,889	1,680	1,524	1,347	32	85

Net charge-off (recovery) rate (a) (d)	0.07%	(0.05)%	0.43%	(0.11)%	(0.04)%
Allowance for loan losses to average loans (a) (d)	2.55	1.93	1.80	1.76	1.76
Allowance for loan losses to nonperforming loans (c)	683	439	585	2,206	1,178
Nonperforming loans to average loans	0.34	0.38	0.33	0.10	0.13

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading activities:
Fixed income	$120	$103	$98	$74	$45	17	167
Foreign exchange	35	31	23	20	19	13	84
Equities	31	63	35	51	42	(51)	(26)
Commodities and other	28	29	28	40	34	(3)	(18)
Diversification (e)	(92)	(102)	(72)	(73)	(58)	10	(59)

Total trading VAR (f)	122	124	112	112	82	(2)	49

Credit portfolio VAR (g)	30	26	17	12	13	15	131
Diversification (e)	(30)	(27)	(22)	(14)	(12)	(11)	(150)

Total trading and credit portfolio VAR	$122	$123	$107	$110	$83	(1)	47

	March 31, 2008 YTD		Full Year 2007
	Market		Market
MARKET SHARES AND RANKINGS (h)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	10%	# 1	8%	# 2
Global syndicated loans	11%	# 1	13%	# 1
Global long-term debt	10%	# 1	7%	# 3
Global equity and equity-related (i)	7%	# 4	9%	# 2
Global announced M&A	27%	# 4	27%	# 4
U.S. debt, equity and equity-related	15%	# 1	10%	# 2
U.S. syndicated loans	27%	# 1	24%	# 1
U.S. long-term debt	15%	# 1	12%	# 2
U.S. equity and equity-related (i)	9%	# 4	11%	# 5
U.S. announced M&A	40%	# 3	28%	# 3

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $44 million, $50 million, $75 million, $25 million and $4 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, which which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale & loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(f)	Trading VAR includes substantially all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk or the credit spread sensitivity of certain mortgage products. Trading VAR does not include VAR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VAR also does not include the MSR portfolio or VAR related to other corporate functions, such as Treasury and Private Equity.

(g)	Includes VAR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VAR does not include the retained loan portfolio, which is not marked to market.

(h)	Source: Thomson Financial Securities data. Global announced M&A was based on rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2007 include transactions withdrawn since December 31, 2007.

(i)	Includes rights offerings; U.S. domiciled equity and equity-related transactions, per Thomson Financial.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Lending & deposit related fees	$461	$496	$492	$470	$423	(7)%	9%
Asset management, administration and commissions	377	332	336	344	263	14	43
Securities gains (losses)	—	1	—	—	—	NM	—
Mortgage fees and related income	525	888	229	495	482	(41)	9
Credit card income	174	174	167	163	142	—	23
All other income	154	219	296	212	179	(30)	(14)

Noninterest revenue	1,691	2,110	1,520	1,684	1,489	(20)	14
Net interest income	3,011	2,705	2,681	2,673	2,617	11	15

TOTAL NET REVENUE	4,702	4,815	4,201	4,357	4,106	(2)	15

Provision for credit losses	2,492	1,051	680	587	292	137	NM

NONINTEREST EXPENSE
Compensation expense	1,160	1,113	1,087	1,104	1,065	4	9
Noncompensation expense	1,310	1,313	1,265	1,264	1,224	—	7
Amortization of intangibles	100	114	117	116	118	(12)	(15)

TOTAL NONINTEREST EXPENSE	2,570	2,540	2,469	2,484	2,407	1	7

Income (loss) before income tax expense	(360)	1,224	1,052	1,286	1,407	NM	NM
Income tax expense (benefit)	(133)	472	413	501	548	NM	NM

NET INCOME (LOSS)	$(227)	$752	$639	$785	$859	NM	NM

FINANCIAL RATIOS
ROE	(5)%	19%	16%	20%	22%
Overhead ratio	55	53	59	57	59
Overhead ratio excluding core deposit intangibles (a)	53	50	56	54	56

SELECTED BALANCE SHEETS (Ending)
Assets	$227,916	$225,908	$216,754	$217,421	$212,997	1	7
Loans:
Loans retained	184,211	181,016	172,498	166,992	163,462	2	13
Loans held-for-sale & loans at fair value (b)	18,000	16,541	18,274	23,501	25,006	9	(28)

Total loans	202,211	197,557	190,772	190,493	188,468	2	7
Deposits	230,854	221,129	216,135	217,689	221,840	4	4

SELECTED BALANCE SHEETS (Average)
Assets	$227,560	$221,557	$214,852	$216,692	$217,135	3	5
Loans:
Loans retained	182,220	176,140	168,495	165,136	162,744	3	12
Loans held-for-sale & loans at fair value (b)	17,841	17,538	19,560	25,166	28,235	2	(37)

Total loans	200,061	193,678	188,055	190,302	190,979	3	5
Deposits	225,555	219,226	216,904	219,171	216,933	3	4
Equity	17,000	16,000	16,000	16,000	16,000	6	6

Headcount	70,095	69,465	68,528	68,254	67,247	1	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$789	$522	$350	$270	$185	51	326
Nonperforming loans (c) (d)	3,292	2,704	1,991	1,760	1,655	22	99
Nonperforming assets (c) (d)	3,824	3,190	2,404	2,099	1,910	20	100
Allowance for loan losses	4,208	2,634	2,105	1,772	1,453	60	190

Net charge-off rate (e) (f)	1.71%	1.17%	0.82%	0.66%	0.46%
Allowance for loan losses to ending loans (e)	2.28	1.46	1.22	1.06	0.89
Allowance for loan losses to nonperforming loans (e)	133	100	107	115	94
Nonperforming loans to total loans	1.63	1.37	1.04	0.92	0.88

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $113 million, $116 million, $115 million and $116 million for the quarters ending March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(b)	Loans included prime mortgage loans originated with the intent to sell, which were accounted for at fair value under SFAS 159. These loans, classified as trading assets on the Consolidated balance sheets, totaled $13.5 billion, $12.6 billion, $14.4 billion, $15.2 billion, and $11.6 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Average loans included prime mortgage loans, classified as trading assets on the Consolidated balance sheets, of $13.4 billion, $13.5 billion, $14.1 billion, $13.5 billion and $6.5 billion for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(c)	Nonperforming loans included loans held-for-sale and loans accounted for at fair value under SFAS 159 of $129 million, $69 million, $17 million, $217 million and $112 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Certain of these loans are classified as trading assets on the Consolidated balance sheets.

(d)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.8 billion, $1.5 billion, $1.3 billion, $1.2 billion and $1.3 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $252 million, $279 million, $241 million, $200 million and $178 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(e)	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(f)	The net charge-off rate for the first quarter of 2008 and for the fourth quarter of 2007 excluded $14 million and $2 million, respectively, of charge-offs related to prime mortgage loans held by Treasury in the Corporate sector.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
REGIONAL BANKING
Noninterest revenue	$878	$940	$1,013	$977	$793	(7)%	11%
Net interest income	2,543	2,363	2,325	2,296	2,299	8	11

Total net revenue	3,421	3,303	3,338	3,273	3,092	4	11
Provision for credit losses	2,324	915	574	494	233	154	NM
Noninterest expense	1,794	1,785	1,760	1,749	1,729	1	4

Income (loss) before income tax expense	(697)	603	1,004	1,030	1,130	NM	NM
Net income (loss)	(433)	371	611	629	690	NM	NM

ROE	(14)%	12%	21%	21%	24%
Overhead ratio	52	54	53	53	56
Overhead ratio excluding core deposit intangibles (a)	50	51	49	50	52

BUSINESS METRICS (in billions)
Home equity origination volume	$6.7	$9.8	$11.2	$14.6	$12.7	(32)	(47)
End of period loans owned:
Home equity	$95.0	$94.8	$93.0	$91.0	$87.7	—	8
Mortgage (b)	15.9	15.7	12.3	8.8	9.2	1	73
Business banking	15.8	15.4	14.9	14.6	14.3	3	10
Education	12.4	11.0	10.2	10.2	11.1	13	12
Other loans (c)	1.1	2.3	2.4	2.5	2.7	(52)	(59)

Total end of period loans	140.2	139.2	132.8	127.1	125.0	1	12
End of period deposits:
Checking	$69.1	$67.0	$64.5	$67.3	$69.3	3	—
Savings	105.4	96.0	95.7	97.7	100.1	10	5
Time and other	44.6	48.7	46.5	41.9	42.2	(8)	6

Total end of period deposits	219.1	211.7	206.7	206.9	211.6	3	4
Average loans owned:
Home equity	$95.0	$94.0	$91.8	$89.2	$86.3	1	10
Mortgage loans (b)	15.8	13.7	9.9	8.8	8.9	15	78
Business banking	15.6	15.1	14.8	14.5	14.3	3	9
Education	12.0	10.6	9.8	10.5	11.0	13	9
Other loans (c)	1.5	2.3	2.4	2.4	3.0	(35)	(50)

Total average loans (d)	139.9	135.7	128.7	125.4	123.5	3	13
Average deposits:
Checking	$66.3	$64.5	$64.9	$67.2	$67.3	3	(1)
Savings	100.3	96.3	97.1	98.4	96.7	4	4
Time and other	47.7	47.7	43.3	41.7	42.5	—	12

Total average deposits	214.3	208.5	205.3	207.3	206.5	3	4
Average assets	149.9	147.1	140.6	137.7	135.9	2	10
Average equity	12.4	11.8	11.8	11.8	11.8	5	5

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ day delinquency rate (e) (f)	3.23%	3.03%	2.39%	1.88%	1.84%
Net charge-offs
Home equity	$447	$248	$150	$98	$68	80%	NM %
Mortgage	163	73	40	26	20	123	NM
Business banking	40	38	33	30	25	5	60
Other loans	21	28	23	52	13	(25)	62

Total net charge-offs	671	387	246	206	126	73	433
Net charge-off rate
Home equity	1.89%	1.05%	0.65%	0.44%	0.32%
Mortgage (g)	3.79	2.06	1.60	1.19	0.91
Business banking	1.03	1.00	0.88	0.83	0.71
Other loans	0.89	1.21	1.01	2.32	0.55
Total net charge-off rate (d) (g)	1.94	1.16	0.78	0.68	0.43

Nonperforming assets (h)	$3,348	$2,879	$2,206	$1,751	$1,688	16	98

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$4,084	$4,114	$4,346	$5,117	$4,783	(1)	(15)

Number of:
Branches	3,146	3,152	3,096	3,089	3,071	(6)#	75 #
ATMs	9,237	9,186	8,943	8,649	8,560	51	677
Personal bankers (i)	9,826	9,650	9,503	9,025	7,846	176	1,980
Sales specialists (i)	4,133	4,105	4,025	3,915	3,712	28	421
Active online customers (in thousands) (j)	6,454	5,918	5,706	5,448	5,295	536	1,159
Checking accounts (in thousands)	11,068	10,839	10,644	10,356	10,158	229	910

MORTGAGE BANKING
Production revenue	$576	$321	$176	$463	$400	79%	44%
Net mortgage servicing revenue:
Loan servicing revenue	634	665	629	615	601	(5)	5
Changes in MSR asset fair value:
Due to inputs or assumptions in model	(632)	(766)	(810)	952	108	17	NM
Other changes in fair value	(425)	(393)	(377)	(383)	(378)	(8)	(12)

Total changes in MSR asset fair value	(1,057)	(1,159)	(1,187)	569	(270)	9	(291)
Derivative valuation adjustments and other	598	1,232	788	(1,014)	(127)	(51)	NM

Total net mortgage servicing revenue	175	738	230	170	204	(76)	(14)

Total net revenue	751	1,059	406	633	604	(29)	24
Noninterest expense	536	518	485	516	468	3	15

Income (loss) before income tax expense	215	541	(79)	117	136	(60)	58
Net income (loss)	132	332	(48)	71	84	(60)	57

ROE	22%	66%	NM	14%	17%

Business metrics (in billions)
Third-party mortgage loans serviced (ending)	$627.1	$614.7	$600.0	$572.4	$546.1	2	15
MSR net carrying value (ending)	8.4	8.6	9.1	9.5	7.9	(2)	6
Avg mortgage loans held-for-sale & loans at fair value (k)	13.8	13.8	16.4	21.3	23.8	—	(42)
Average assets	32.2	30.6	31.4	35.6	38.0	5	(15)
Average equity	2.4	2.0	2.0	2.0	2.0	20	20

Mortgage origination volume by channel (in billions)
Retail	$12.6	$9.9	$11.1	$13.6	$10.9	27	16
Wholesale	10.6	10.2	9.8	12.8	9.9	4	7
Correspondent	12.0	9.5	7.2	6.4	4.8	26	150
CNT (negotiated transactions)	11.9	10.4	11.1	11.3	10.5	14	13

Total (l)	47.1	40.0	39.2	44.1	36.1	18	30

AUTO FINANCE
Noninterest revenue	$151	$142	$140	$138	$131	6	15
Net interest income	379	308	307	312	279	23	36

Total net revenue	530	450	447	450	410	18	29
Provision for credit losses	168	133	96	92	59	26	185
Noninterest expense	240	237	224	219	210	1	14

Income before income tax expense	122	80	127	139	141	53	(13)
Net income	74	49	76	85	85	51	(13)

ROE	13%	9%	14%	15%	16%
ROA	0.65	0.44	0.70	0.79	0.80

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
AUTO FINANCE (continued)

Business metrics (in billions)
Auto origination volume	$7.2	$5.6	$5.2	$5.3	$5.2	29%	38%
End-of-period loans and lease related assets
Loans outstanding	$44.4	$42.0	$40.3	$40.4	$39.7	6	12
Lease financing receivables	0.3	0.3	0.6	0.8	1.2	—	(75)
Operating lease assets	2.0	1.9	1.8	1.8	1.7	5	18

Total end-of-period loans and lease related assets	46.7	44.2	42.7	43.0	42.6	6	10
Average loans and lease related assets
Loans outstanding	$42.9	$41.1	$39.9	$40.1	$39.4	4	9
Lease financing receivables	0.3	0.5	0.7	1.0	1.5	(40)	(80)
Operating lease assets	1.9	1.9	1.8	1.7	1.6	—	19

Total average loans and lease related assets	45.1	43.5	42.4	42.8	42.5	4	6
Average assets	45.5	43.8	42.9	43.4	43.2	4	5
Average equity	2.3	2.2	2.2	2.2	2.2	5	5

Credit quality statistics
30+ day delinquency rate	1.44%	1.85%	1.65%	1.43%	1.33%
Net charge-offs
Loans	$117	$132	$98	$62	$58	(11)	102
Lease receivables	1	1	1	1	1	—	—

Total net charge-offs	118	133	99	63	59	(11)	100
Net charge-off rate
Loans	1.10%	1.27%	0.97%	0.62%	0.60%
Lease receivables	1.34	0.79	0.57	0.40	0.27
Total net charge-off rate	1.10	1.27	0.97	0.61	0.59
Nonperforming assets	$160	$188	$156	$131	$140	(15)	14

(a)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $113 million, $116 million, $115 million and $116 million for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(b)	Balance reported primarily reflected subprime mortgage loans owned.

(c)	Included commercial loans derived from community development activities prior to March 31, 2008.

(d)	Average loans included loans held-for-sale of $4.0 billion, $3.7 billion, $3.2 billion, $3.9 billion and $4.4 billion for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts were excluded when calculating the net charge-off rate.

(e)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.5 billion, $1.2 billion, $979 million, $879 million and $975 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $534 million, $663 million, $590 million, $523 million and $519 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(g)	The mortgage and total net charge-off rate for the first quarter of 2008 and for the fourth quarter of 2007 excluded $14 million and $2 million, respectively, of charge-offs related to prime mortgage loans held by Treasury in the Corporate sector.

(h)	Excluded nonperforming assets related to education loans that are 90 days past due and still accruing, which were insured by U.S. government agencies under the Federal Family Education Loan Program of $252 million, $279 million, $241 million, $200 million and $178 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(i)	Employees acquired as part of The Bank of New York transaction are included beginning June 30, 2007.

(j)	During the quarter ended June 30, 2007, RFS changed the methodology for determining active online customers to include all individual RFS customers with one or more online accounts that have been active within 90 days of period end, including customers who also have online accounts with Card Services. Prior periods have been restated to conform to this new methodology.

(k)	Included $13.4 billion, $13.5 billion, $14.1 billion, $13.5 billion and $6.5 billion of prime mortgage loans at fair value for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively. These loans are classified as trading assets on the Consolidated balance sheets.

(l)	During the second quarter of 2007, RFS changed its definition of mortgage originations to include all newly originated mortgage loans sourced through RFS channels, and to exclude all mortgage loan originations sourced through IB channels. Prior periods have been restated to conform to this new definition.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Credit card income	$600	$712	$692	$682	$599	(16)%	—%
All other income	119	122	67	80	92	(2)	29

Noninterest revenue	719	834	759	762	691	(14)	4
Net interest income	3,185	3,137	3,108	2,955	2,989	2	7

TOTAL NET REVENUE	3,904	3,971	3,867	3,717	3,680	(2)	6

Provision for credit losses	1,670	1,788	1,363	1,331	1,229	(7)	36

NONINTEREST EXPENSE
Compensation expense	267	260	256	251	254	3	5
Noncompensation expense	841	790	827	753	803	6	5
Amortization of intangibles	164	173	179	184	184	(5)	(11)

TOTAL NONINTEREST EXPENSE	1,272	1,223	1,262	1,188	1,241	4	2

Income before income tax expense	962	960	1,242	1,198	1,210	—	(20)
Income tax expense	353	351	456	439	445	1	(21)

NET INCOME	$609	$609	$786	$759	$765	—	(20)

Memo: Net securitization gains	$70	$28	$—	$16	$23	150	204

FINANCIAL METRICS
ROE	17%	17%	22%	22%	22%
Overhead ratio	33	31	33	32	34
% of average managed outstandings:
Net interest income	8.34	8.20	8.29	8.04	8.11
Provision for credit losses	4.37	4.67	3.64	3.62	3.34
Noninterest revenue	1.88	2.18	2.03	2.07	1.88
Risk adjusted margin (a)	5.85	5.71	6.68	6.49	6.65
Noninterest expense	3.33	3.20	3.37	3.23	3.37
Pretax income (ROO) (b)	2.52	2.51	3.31	3.26	3.28
Net income	1.60	1.59	2.10	2.06	2.08

BUSINESS METRICS
Charge volume (in billions)	$85.4	$95.5	$89.8	$88.0	$81.3	(11)	5
Net accounts opened (in millions)	3.4	5.3	4.0	3.7	3.4	(36)	—
Credit cards issued (in millions)	156.4	155.0	153.6	150.9	152.1	1	3
Number of registered internet customers (in millions)	26.7	28.3	26.4	24.6	24.3	(6)	10
Merchant acquiring business (c)
Bank card volume (in billions)	$182.4	$194.4	$181.4	$179.7	$163.6	(6)	11
Total transactions (in billions)	5.2	5.4	5.0	4.8	4.5	(4)	16

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SELECTED ENDING BALANCES
Loans:
Loans on balance sheets	$75,888	$84,352	$79,409	$80,495	$78,173	(10)%	(3)%
Securitized loans	75,062	72,701	69,643	67,506	68,403	3	10

Managed loans	$150,950	$157,053	$149,052	$148,001	$146,576	(4)	3

SELECTED AVERAGE BALANCES
Managed assets	$159,602	$158,183	$154,956	$154,406	$156,271	1	2
Loans:
Loans on balance sheets	$79,445	$79,028	$79,993	$79,000	$81,932	1	(3)
Securitized loans	74,108	72,715	68,673	68,428	67,485	2	10

Managed average loans	$153,553	$151,743	$148,666	$147,428	$149,417	1	3

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	—	—

Headcount	18,931	18,554	18,887	18,913	18,749	2	1

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$1,670	$1,488	$1,363	$1,331	$1,314	12	27
Net charge-off rate	4.37%	3.89%	3.64%	3.62%	3.57%

Managed delinquency ratios
30+ days	3.66%	3.48%	3.25%	3.00%	3.07%
90+ days	1.84	1.65	1.50	1.42	1.52

Allowance for loan losses (a)	$3,404	$3,407	$3,107	$3,096	$3,092	—	10
Allowance for loan losses to period-end loans (a)	4.49%	4.04%	3.91%	3.85%	3.96%

(a)	Loans on a reported basis.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,537	$1,597	$1,528	$1,470	$1,345	(4)%	14%
Securitization adjustments	(937)	(885)	(836)	(788)	(746)	(6)	(26)

Managed credit card income	$600	$712	$692	$682	$599	(16)	—

Net interest income
Reported	$1,567	$1,633	$1,694	$1,577	$1,650	(4)	(5)
Securitization adjustments	1,618	1,504	1,414	1,378	1,339	8	21

Managed net interest income	$3,185	$3,137	$3,108	$2,955	$2,989	2	7

Total net revenue
Reported	$3,223	$3,352	$3,289	$3,127	$3,087	(4)	4
Securitization adjustments	681	619	578	590	593	10	15

Managed total net revenue	$3,904	$3,971	$3,867	$3,717	$3,680	(2)	6

Provision for credit losses
Reported	$989	$1,169	$785	$741	$636	(15)	56
Securitization adjustments	681	619	578	590	593	10	15

Managed provision for credit losses	$1,670	$1,788	$1,363	$1,331	$1,229	(7)	36

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$88,013	$88,244	$88,856	$88,486	$91,157	—	(3)
Securitization adjustments	71,589	69,939	66,100	65,920	65,114	2	10

Managed average assets	$159,602	$158,183	$154,956	$154,406	$156,271	1	2

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$989	$869	$785	$741	$721	14	37
Securitization adjustments	681	619	578	590	593	10	15

Managed net charge-offs	$1,670	$1,488	$1,363	$1,331	$1,314	12	27

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income and Consolidated balance sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Lending & deposit related fees	$193	$172	$159	$158	$158	12%	22%
Asset management, administration and commissions	26	24	24	21	23	8	13
All other income (a)	115	130	107	133	154	(12)	(25)

Noninterest revenue	334	326	290	312	335	2	—
Net interest income	733	758	719	695	668	(3)	10

TOTAL NET REVENUE	1,067	1,084	1,009	1,007	1,003	(2)	6

Provision for credit losses	101	105	112	45	17	(4)	494

NONINTEREST EXPENSE
Compensation expense	178	184	160	182	180	(3)	(1)
Noncompensation expense	294	307	300	300	290	(4)	1
Amortization of intangibles	13	13	13	14	15	—	(13)

TOTAL NONINTEREST EXPENSE	485	504	473	496	485	(4)	—

Income before income tax expense	481	475	424	466	501	1	(4)
Income tax expense	189	187	166	182	197	1	(4)

NET INCOME	$292	$288	$258	$284	$304	1	(4)

MEMO:
Revenue by product:
Lending	$379	$380	$343	$348	$348	—	9
Treasury services	616	631	594	569	556	(2)	11
Investment banking	68	70	64	82	76	(3)	(11)
Other	4	3	8	8	23	33	(83)

Total Commercial Banking revenue	$1,067	$1,084	$1,009	$1,007	$1,003	(2)	6

IB revenues, gross (b)	$203	$227	$194	$236	$231	(11)	(12)

Revenue by business:
Middle Market Banking	$706	$695	$680	$653	$661	2	7
Mid-Corporate Banking	207	239	167	197	212	(13)	(2)
Real Estate Banking	97	102	108	109	102	(5)	(5)
Other	57	48	54	48	28	19	104

Total Commercial Banking revenue	$1,067	$1,084	$1,009	$1,007	$1,003	(2)	6

FINANCIAL RATIOS
ROE	17%	17%	15%	18%	20%
Overhead ratio	45	46	47	49	48

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SELECTED BALANCE SHEETS DATA (Average)
Total assets	$101,979	$94,550	$86,652	$84,687	$82,545	8%	24%
Loans:
Loans retained	67,510	63,749	60,839	59,071	57,185	6	18
Loans held-for-sale & loans at fair value	521	1,795	433	741	475	(71)	10

Total loans (a)	68,031	65,544	61,272	59,812	57,660	4	18
Liability balances (b)	99,477	96,716	88,081	84,187	81,752	3	22
Equity	7,000	6,700	6,700	6,300	6,300	4	11

MEMO:
Loans by business:
Middle Market Banking	$40,111	$38,275	$37,617	$37,099	$36,317	5	10
Mid-Corporate Banking	15,150	15,440	12,076	11,692	10,669	(2)	42
Real Estate Banking	7,457	7,347	7,144	6,894	7,074	1	5
Other	5,313	4,482	4,435	4,127	3,600	19	48

Total Commercial Banking loans	$68,031	$65,544	$61,272	$59,812	$57,660	4	18

Headcount	4,075	4,125	4,158	4,295	4,281	(1)	(5)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$81	$33	$20	$(8)	$(1)	145	NM
Nonperforming loans (c)	446	146	134	135	141	205	216
Allowance for credit losses:
Allowance for loan losses	1,790	1,695	1,623	1,551	1,531	6	17
Allowance for lending-related commitments	200	236	236	222	187	(15)	7

Total allowance for credit losses	1,990	1,931	1,859	1,773	1,718	3	16

Net charge-off (recovery) rate (a)	0.48%	0.21%	0.13%	(0.05)%	(0.01)%
Allowance for loan losses to average loans (a)	2.65	2.66	2.67	2.63	2.68
Allowance for loan losses to nonperforming loans (c)	426	1,161	1,211	1,149	1,086
Nonperforming loans to average loans	0.66	0.22	0.22	0.23	0.24

(a)	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratios and the net charge-off rate.

(b)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.

(c)	Nonperforming loans held-for-sale were $26 million at March 31, 2008. This amount was excluded when calculating the allowance coverage ratios. There were no nonperforming loans held-for-sale at December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Lending & deposit related fees	$269	$247	$244	$219	$213	9%	26%
Asset management, administration and commissions	820	806	730	828	686	2	20
All other income	200	228	171	184	125	(12)	60

Noninterest revenue	1,289	1,281	1,145	1,231	1,024	1	26
Net interest income	624	649	603	510	502	(4)	24

TOTAL NET REVENUE	1,913	1,930	1,748	1,741	1,526	(1)	25

Provision for credit losses	12	4	9	—	6	200	100
Credit reimbursement to IB (a)	(30)	(30)	(31)	(30)	(30)	—	—

NONINTEREST EXPENSE
Compensation expense	641	607	579	609	558	6	15
Noncompensation expense	571	598	538	523	502	(5)	14
Amortization of intangibles	16	17	17	17	15	(6)	7

TOTAL NONINTEREST EXPENSE	1,228	1,222	1,134	1,149	1,075	—	14

Income before income tax expense	643	674	574	562	415	(5)	55
Income tax expense	240	252	214	210	152	(5)	58

NET INCOME	$403	$422	$360	$352	$263	(5)	53

REVENUE BY BUSINESS
Treasury Services	$813	$824	$780	$720	$689	(1)	18
Worldwide Securities Services	1,100	1,106	968	1,021	837	(1)	31

TOTAL NET REVENUE	$1,913	$1,930	$1,748	$1,741	$1,526	(1)	25

FINANCIAL RATIOS
ROE	46%	56%	48%	47%	36%
Overhead ratio	64	63	65	66	70
Pretax margin ratio (b)	34	35	33	32	27

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$15,690	$15,946	$15,614	$15,203	$14,661	(2)	7
Number of:
US$ ACH transactions originated (in millions)	1,004	984	943	972	971	2	3
Total US$ clearing volume (in thousands)	28,056	28,386	28,031	27,779	26,840	(1)	5
International electronic funds transfer volume (in thousands) (c)	40,039	42,723	41,415	42,068	42,399	(6)	(6)
Wholesale check volume (in millions)	623	656	731	767	771	(5)	(19)
Wholesale cards issued (in thousands) (d)	19,122	18,722	18,108	17,535	17,146	2	12

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SELECTED BALANCE SHEETS (Average)
Total assets	$57,204	$60,830	$55,688	$50,687	$46,005	(6)%	24%
Loans (e)	23,086	23,489	20,602	20,195	18,948	(2)	22
Liability balances (f)	254,369	250,645	236,381	217,514	210,639	1	21
Equity	3,500	3,000	3,000	3,000	3,000	17	17

Headcount	26,561	25,669	25,209	25,206	24,875	3	7

TSS FIRMWIDE METRICS
Treasury Services firmwide revenue (g)	$1,498	$1,530	$1,444	$1,354	$1,305	(2)	15
Treasury & Securities Services firmwide revenue (g)	2,598	2,636	2,412	2,375	2,142	(1)	21
Treasury Services firmwide overhead ratio (h)	55%	53%	54%	59%	59%
Treasury & Securities Services firmwide overhead ratio (h)	58	57	59	60	63
Treasury Services Firmwide liability balances (average) (i)	$221,716	$218,416	$201,671	$189,214	$186,631	2	19
Treasury & Securities Services firmwide liability balances (average) (i)	353,845	347,361	324,462	301,701	292,391	2	21
FOOTNOTES
(a)	TSS was charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)
Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(d)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(e)	Loan balances include wholesale overdrafts, commercial cards and trade finance loans.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.
(g)
Firmwide revenue includes TS revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business (see below) and excludes FX revenue recorded in the IB for TSS-related FX activity.

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
Treasury Services revenue reported in CB	$616	$631	$594	$569	$556	(2)%	11%
Treasury Services revenue reported in other lines of business	69	75	70	65	60	(8)	15
TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $191 million, $157 million, $144 million, $139 million and $112 million for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.
(h)
Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(i)
Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,531	$1,901	$1,760	$1,671	$1,489	(19)%	3%
All other income	59	159	152	173	170	(63)	(65)

Noninterest revenue	1,590	2,060	1,912	1,844	1,659	(23)	(4)
Net interest income	311	329	293	293	245	(5)	27

TOTAL NET REVENUE	1,901	2,389	2,205	2,137	1,904	(20)	—

Provision for credit losses	16	(1)	3	(11)	(9)	NM	NM

NONINTEREST EXPENSE
Compensation expense	825	1,030	848	879	764	(20)	8
Noncompensation expense	477	510	498	456	451	(6)	6
Amortization of intangibles	21	19	20	20	20	11	5

TOTAL NONINTEREST EXPENSE	1,323	1,559	1,366	1,355	1,235	(15)	7

Income before income tax expense	562	831	836	793	678	(32)	(17)
Income tax expense	206	304	315	300	253	(32)	(19)

NET INCOME	$356	$527	$521	$493	$425	(32)	(16)

REVENUE BY CLIENT SEGMENT
Private Bank	$655	$713	$686	$646	$560	(8)	17
Institutional	490	754	603	617	551	(35)	(11)
Retail	466	640	639	602	527	(27)	(12)
Private Client Services	290	282	277	272	266	3	9

Total net revenue	$1,901	$2,389	$2,205	$2,137	$1,904	(20)	—

FINANCIAL RATIOS
ROE	29%	52%	52%	53%	46%
Overhead ratio	70	65	62	63	65
Pretax margin ratio (a)	30	35	38	37	36

BUSINESS METRICS
Number of:
Client advisors	1,744	1,729	1,680	1,582	1,533	1	14
Retirement planning services participants	1,519,000	1,501,000	1,495,000	1,477,000	1,423,000	1	7

% of customer assets in 4 & 5 Star Funds (b)	49%	55%	55%	65%	61%	(11)	(20)

% of AUM in 1st and 2nd quartiles: (c)
1 year	52%	57%	47%	65%	76%	(9)	(32)
3 years	73%	75%	73%	77%	76%	(3)	(4)
5 years	75%	76%	76%	76%	81%	(1)	(7)

SELECTED BALANCE SHEETS DATA (Average)
Total assets	$60,286	$55,989	$53,879	$51,710	$45,816	8	32
Loans (d)	36,628	32,627	30,928	28,695	25,640	12	43
Deposits	68,184	64,630	59,907	55,981	54,816	5	24
Equity	5,000	4,000	4,000	3,750	3,750	25	33

Headcount	14,955	14,799	14,510	14,108	13,568	1	10

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$(2)	$2	$(5)	$(5)	$—	NM	NM
Nonperforming loans	11	12	28	21	34	(8)	(68)
Allowance for loan losses	130	112	115	105	114	16	14
Allowance for lending related commitments	6	7	6	7	5	(14)	20

Net charge-off (recovery) rate	(0.02)%	0.02%	(0.06)%	(0.07)%	—%
Allowance for loan losses to average loans	0.35	0.34	0.37	0.37	0.44
Allowance for loan losses to nonperforming loans	1,182	933	411	500	335
Nonperforming loans to average loans	0.03	0.04	0.09	0.07	0.13

(a)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.
(b)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(d)	Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2008
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2008	2007	2007	2007	2007	2007	2007
Assets by asset class
Liquidity	$471	$400	$368	$333	$318	18%	48%
Fixed income	200	200	195	190	180	—	11
Equities & balanced	390	472	481	467	446	(17)	(13)
Alternatives	126	121	119	119	109	4	16

TOTAL ASSETS UNDER MANAGEMENT	1,187	1,193	1,163	1,109	1,053	(1)	13
Custody / brokerage / administration / deposits	382	379	376	363	342	1	12

TOTAL ASSETS UNDER SUPERVISION	$1,569	$1,572	$1,539	$1,472	$1,395	—	12

Assets by client segment
Institutional	$652	$632	$603	$565	$550	3	19
Private Bank	196	201	196	185	170	(2)	15
Retail	279	300	304	300	274	(7)	2
Private Client Services	60	60	60	59	59	—	2

TOTAL ASSETS UNDER MANAGEMENT	$1,187	$1,193	$1,163	$1,109	$1,053	(1)	13

Institutional	$652	$633	$604	$566	$551	3	18
Private Bank	441	433	423	402	374	2	18
Retail	366	394	399	393	361	(7)	1
Private Client Services	110	112	113	111	109	(2)	1

TOTAL ASSETS UNDER SUPERVISION	$1,569	$1,572	$1,539	$1,472	$1,395	—	12

Assets by geographic region
U.S. / Canada	$773	$760	$745	$700	$664	2	16
International	414	433	418	409	389	(4)	6

TOTAL ASSETS UNDER MANAGEMENT	$1,187	$1,193	$1,163	$1,109	$1,053	(1)	13

U.S. / Canada	$1,063	$1,032	$1,022	$971	$929	3	14
International	506	540	517	501	466	(6)	9

TOTAL ASSETS UNDER SUPERVISION	$1,569	$1,572	$1,539	$1,472	$1,395	—	12

Mutual fund assets by asset class
Liquidity	$405	$339	$308	$268	$257	19	58
Fixed income	45	46	46	49	48	(2)	(6)
Equities	186	224	235	235	219	(17)	(15)

TOTAL MUTUAL FUND ASSETS	$636	$609	$589	$552	$524	4	21

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS
	1Q08	4Q07	3Q07	2Q07	1Q07
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,193	$1,163	$1,109	$1,053	$1,013
Net asset flows:
Liquidity	68	26	33	12	7
Fixed income	—	3	(2)	6	2
Equities, balanced & alternative	(21)	4	2	12	10
Market / performance / other impacts	(53)	(3)	21	26	21

TOTAL ASSETS UNDER MANAGEMENT	$1,187	$1,193	$1,163	$1,109	$1,053

Assets under supervision rollforward
Beginning balance	$1,572	$1,539	$1,472	$1,395	$1,347
Net asset flows	52	37	41	38	27
Market / performance / other impacts	(55)	(4)	26	39	21

TOTAL ASSETS UNDER SUPERVISION	$1,569	$1,572	$1,539	$1,472	$1,395

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
INCOME STATEMENT
REVENUE
Principal transactions	$5	$773	$1,082	$1,372	$1,325	(99)%	(100)%
Securities gains (losses)	42	146	128	(227)	(8)	(71)	NM
All other income (a)	1,639	213	70	90	68	NM	NM

Noninterest revenue	1,686	1,132	1,280	1,235	1,385	49	22
Net interest income (expense)	(286)	(218)	(279)	(173)	(117)	(31)	(144)

TOTAL NET REVENUE	1,400	914	1,001	1,062	1,268	53	10

Provision for credit losses	196	14	(31)	3	3	NM	NM

NONINTEREST EXPENSE
Compensation expense	639	714	569	695	776	(11)	(18)
Noncompensation expense (b)	(82)	982	674	818	556	NM	NM
Merger costs	—	22	61	64	62	NM	NM

Subtotal	557	1,718	1,304	1,577	1,394	(68)	(60)
Net expense allocated to other businesses	(1,057)	(1,057)	(1,059)	(1,075)	(1,040)	—	(2)

TOTAL NONINTEREST EXPENSE	(500)	661	245	502	354	NM	NM

Income before income tax expense	1,704	239	787	557	911	NM	87
Income tax expense (benefit)	677	(10)	274	175	280	NM	142

NET INCOME	$1,027	$249	$513	$382	$631	312	63

MEMO:
TOTAL NET REVENUE
Private equity	$163	$688	$733	$1,293	$1,253	(76)	(87)
Treasury and Corporate other	1,237	226	268	(231)	15	447	NM

TOTAL NET REVENUE	$1,400	$914	$1,001	$1,062	$1,268	53	10

NET INCOME (LOSS)
Private equity	$57	$356	$409	$702	$698	(84)	(92)
Treasury and Corporate other	970	(93)	142	(280)	(29)	NM	NM
Merger costs	—	(14)	(38)	(40)	(38)	NM	NM

TOTAL NET INCOME (LOSS)	$1,027	$249	$513	$382	$631	312	63

Headcount	21,769	22,512	22,864	23,532	23,702	(3)	(8)

(a)	Included proceeds from the sale of VISA shares in its initial public offering.
(b)	Included a release of credit card litigation reserves in the first quarter of 2008.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SUPPLEMENTAL
TREASURY
Securities gains (losses) (a)	$42	$146	$126	$(227)	$(8)	(71)%	NM %
Investment securities portfolio (average)	80,443	82,445	85,470	87,760	86,436	(2)	(7)
Investment securities portfolio (ending)	91,323	76,200	86,495	86,821	88,681	20	3
Mortgage loans (average) (b)	39,096	34,436	29,854	26,830	25,244	14	55
Mortgage loans (ending) (b)	41,125	36,942	32,804	27,299	26,499	11	55

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$1,120	$100	$504	$985	$723	NM	55
Unrealized gains (losses)	(888)	569	227	290	521	NM	NM

Total direct investments	232	669	731	1,275	1,244	(65)	(81)
Third-party fund investments	(43)	43	35	53	34	NM	NM

Total private equity gains (c)	$189	$712	$766	$1,328	$1,278	(73)	(85)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$603	$390	$409	$465	$389	55	55
Cost	499	288	291	367	366	73	36
Quoted public value	720	536	560	600	493	34	46
Privately-held direct securities
Carrying value	5,191	5,914	5,336	5,247	5,294	(12)	(2)
Cost	4,973	4,867	5,003	5,228	5,574	2	(11)
Third-party fund investments
Carrying value	811	849	839	812	744	(4)	9
Cost	1,064	1,076	1,078	1,067	1,026	(1)	4

Total private equity portfolio — Carrying value	$6,605	$7,153	$6,584	$6,524	$6,427	(8)	3

Total private equity portfolio — Cost	$6,536	$6,231	$6,372	$6,662	$6,966	5	(6)

(a)	Reflects repositioning of the Treasury investment securities portfolio. Excludes gains/losses on securities used to manage risk associated with MSRs.
(b)	Held-for-investment prime mortgage loans were transferred from RFS and AM to the Corporate segment for risk management and reporting purposes. The transfers had no material impact on the financial results of Corporate.
(c)	Included in principal transactions revenue in the Consolidated statements of income.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions)

						Mar 31, 2008
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2008	2007	2007	2007	2007	2007	2007
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$141,921	$133,253	$126,343	$111,082	$108,627	7%	31%
Loans — Non-U.S.	89,376	79,823	71,385	70,886	59,567	12	50

TOTAL WHOLESALE LOANS — REPORTED (b)	231,297	213,076	197,728	181,968	168,194	9	38

CONSUMER (c)
Home equity	94,968	94,832	93,026	90,989	87,741	—	8
Mortgage (includes RFS and Corporate)	60,855	56,031	47,730	43,114	46,574	9	31
Auto loans and leases	44,714	42,350	40,871	41,231	40,937	6	9
Credit card — reported	75,888	84,352	79,409	80,495	78,173	(10)	(3)
Other loans	29,334	28,733	27,556	27,240	28,146	2	4

TOTAL CONSUMER LOANS — REPORTED	305,759	306,298	288,592	283,069	281,571	—	9

TOTAL LOANS — REPORTED	537,056	519,374	486,320	465,037	449,765	3	19
Credit card — securitized	75,062	72,701	69,643	67,506	68,403	3	10

TOTAL LOANS — MANAGED	612,118	592,075	555,963	532,543	518,168	3	18
Derivative receivables	99,110	77,136	64,592	59,038	49,647	28	100

TOTAL CREDIT-RELATED ASSETS	711,228	669,211	620,555	591,581	567,815	6	25
Wholesale lending-related commitments	438,392	446,652	468,145	435,718	412,382	(2)	6

TOTAL	$1,149,620	$1,115,863	$1,088,700	$1,027,299	$980,197	3	17

Memo: Total by category
Total wholesale exposure (d)	$768,799	$736,864	$730,465	$676,724	$630,223	4	22
Total consumer managed loans (e)	380,821	378,999	358,235	350,575	349,974	—	9

Total	$1,149,620	$1,115,863	$1,088,700	$1,027,299	$980,197	3	17

Risk profile of wholesale credit exposure:

Investment-grade (f)	$590,439	$571,394	$548,663	$532,134	$487,309	3	21

Noninvestment-grade: (f)
Noncriticized	147,771	134,983	155,172	127,818	121,981	9	21
Criticized performing	9,570	6,267	5,605	4,964	5,090	53	88
Criticized nonperforming	742	571	414	252	263	30	182

Total Noninvestment-grade	158,083	141,821	161,191	133,034	127,334	11	24

Loans held-for-sale & loans at fair value	20,277	23,649	20,611	11,556	15,580	(14)	30

Total wholesale exposure	$768,799	$736,864	$730,465	$676,724	$630,223	4	22

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.
(b)	Includes loans held-for-sale & loans at fair value.
(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate segment to be risk managed by the Chief Investment Office.
(d)	Represents total wholesale loans, derivative receivables and wholesale lending-related commitments.
(e)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.
(f)	Excludes loans held-for-sale & loans at fair value.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2008
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2008	2007	2007	2007	2007	2007	2007
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$761	$490	$401	$190	$205	55%	271%
Loans — Non-U.S.	20	24	26	38	62	(17)	(68)

TOTAL WHOLESALE LOANS- REPORTED	781	514	427	228	267	52	193

CONSUMER LOANS (b)
Home equity	948	810	576	483	459	17	107
Mortgage (includes RFS and Corporate)	2,537	1,798	1,224	1,034	960	41	164
Auto loans and leases	94	116	92	81	95	(19)	(1)
Credit card — reported	6	7	7	8	9	(14)	(33)
Other loans	335	341	336	335	326	(2)	3

TOTAL CONSUMER LOANS- REPORTED (c)	3,920	3,072	2,235	1,941	1,849	28	112

TOTAL LOANS REPORTED	4,701	3,586	2,662	2,169	2,116	31	122
Derivative receivables	31	29	34	30	36	7	(14)
Assets acquired in loan satisfactions	711	622	485	387	269	14	164

TOTAL NONPERFORMING ASSETS	$5,443	$4,237	$3,181	$2,586	$2,421	28	125

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.88%	0.69%	0.55%	0.47%	0.47%

NONPERFORMING ASSETS BY LOB
Investment Bank	$439	$453	$325	$119	$128	(3)	243
Retail Financial Services	3,695	3,121	2,387	2,097	1,910	18	93
Card Services	6	7	7	8	9	(14)	(33)
Commercial Banking	453	148	136	137	142	206	219
Treasury & Securities Services	—	—	—	—	—	—	—
Asset Management	11	12	28	21	35	(8)	(69)
Corporate (d)	839	496	298	204	197	69	326

TOTAL	$5,443	$4,237	$3,181	$2,586	$2,421	28	125

(a)	Included nonperforming loans held-for-sale & loans at fair value of $70 million , $50 million , $75 million, $25 million and $4 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Excluded purchased held-for-sale wholesale loans.
(b)	There were no nonperforming loans held-for-sale at March 31, 2008, December 31, 2007 and September 30, 2007, while there were $215 million and $112 million at June 30, 2007 and March 31, 2007, respectively.
(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.8 billion, $1.5 billion, $1.3 billion, $1.2 billion and $1.3 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $252 million, $279 million, $241 million, $200 million and $178 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.
(d)	Primarily relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate segment.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
GROSS CHARGE-OFFS

Wholesale loans	$130	$54	$101	$13	$17	141%	NM	%
Consumer (includes RFS and Corporate)	880	582	403	321	241	51	265
Credit card — reported	1,144	1,000	911	877	847	14	35

Total loans — reported	2,154	1,636	1,415	1,211	1,105	32	95
Credit card — securitized	791	716	679	704	702	10	13

Total loans — managed	2,945	2,352	2,094	1,915	1,807	25	63

RECOVERIES

Wholesale loans	38	29	19	42	23	31	65
Consumer (includes RFS and Corporate)	55	47	49	48	53	17	4
Credit card — reported	155	131	126	136	126	18	23

Total loans — reported	248	207	194	226	202	20	23
Credit card — securitized	110	97	101	114	109	13	1

Total loans — managed	358	304	295	340	311	18	15

NET CHARGE-OFFS

Wholesale loans	92	25	82	(29)	(6)	268	NM
Consumer (includes RFS and Corporate)	825	535	354	273	188	54	339
Credit card — reported	989	869	785	741	721	14	37

Total loans — reported	1,906	1,429	1,221	985	903	33	111
Credit card — securitized	681	619	578	590	593	10	15

Total loans — managed	$2,587	$2,048	$1,799	$1,575	$1,496	26	73

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale loans (a)	0.18%	0.05%	0.19%	(0.07)%	(0.02)%
Consumer (includes RFS and Corporate) (b)	1.50	1.01	0.70	0.57	0.47
Credit card — reported	5.01	4.36	3.89	3.76	3.57
Total loans — reported (a) (b)	1.53	1.19	1.07	0.90	0.85
Credit card — securitized	3.70	3.38	3.34	3.46	3.56
Total loans — managed (a) (b)	1.81	1.48	1.37	1.25	1.22
Memo: Credit card — managed	4.37	3.89	3.64	3.62	3.57

(a)	Average wholesale loans held-for-sale & loans at fair value were $20.1 billion, $26.8 billion, $17.8 billion, $15.5 billion and $14.2 billion for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts were excluded when calculating the net charge-off rates.
(b)	Average consumer (excluding card) loans held-for-sale & loans at fair value were $4.4 billion, $4.0 billion, $5.4 billion, $11.7 billion and $21.7 billion for the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$9,234	$8,113	$7,633	$7,300	$7,279	14%	27%
Net charge-offs	(1,906)	(1,429)	(1,221)	(985)	(903)	(33)	(111)
Provision for loan losses	4,419	2,550	1,693	1,316	979	73	351
Other (a)	(1)	—	8	2	(55)	NM	98

Ending balance	$11,746	$9,234	$8,113	$7,633	$7,300	27	61

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$850	$858	$766	$553	$524	(1)	62
Provision for lending-related commitments	5	(8)	92	213	29	NM	(83)

Ending balance	$855	$850	$858	$766	$553	1	55

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$146	$108	$53	$52	$54	35	170
Formula — based	3,691	3,046	2,810	2,650	2,639	21	40

Total wholesale	3,837	3,154	2,863	2,702	2,693	22	42

Consumer
Asset specific	$75	$80	$70	$81	$70	(6)	7
Formula — based	7,834	6,000	5,180	4,850	4,537	31	73

Total consumer	7,909	6,080	5,250	4,931	4,607	30	72

Total allowance for loan losses	11,746	9,234	8,113	7,633	7,300	27	61
Allowance for lending-related commitments	855	850	858	766	553	1	55

Total allowance for credit losses	$12,601	$10,084	$8,971	$8,399	$7,853	25	60

Wholesale allowance for loan losses to total wholesale loans (b)	1.82%	1.67%	1.62%	1.59%	1.76%
Consumer allowance for loan losses to total consumer loans (c)	2.63	2.01	1.84	1.79	1.72
Allowance for loan losses to total loans (b) (c)	2.29	1.88	1.76	1.71	1.74
Allowance for loan losses to total nonperforming loans (d)	254	261	314	396	365

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,891	$1,329	$1,112	$1,037	$1,037	42	82
Retail Financial Services	4,208	2,634	2,105	1,772	1,453	60	190
Card Services	3,404	3,407	3,107	3,096	3,092	—	10
Commercial Banking	1,790	1,695	1,623	1,551	1,531	6	17
Treasury & Securities Services	26	18	13	9	11	44	136
Asset Management	130	112	115	105	114	16	14
Corporate	297	39	38	63	62	NM	379

Total	$11,746	$9,234	$8,113	$7,633	$7,300	27	61

(a)	First quarter of 2007 primarily relates to the Firm’s adoption of SFAS 159, effective January 1, 2007.

(b)	Wholesale loans held-for-sale & loans at fair value were $20.3 billion, $23.6 billion, $20.6 billion, $11.6 billion and $15.6 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(c)	Consumer loans held-for-sale were $4.5 billion, $4.0 billion, $3.9 billion, $8.3 billion and $13.4 billion at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(d)	Nonperforming loans held-for-sale & loans at fair value were $70 million, $50 million, $75 million, $240 million and $116 million at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q08 Change
	1Q08	4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$571	$208	$146	$(13)	$35	175%	NM%
Commercial Banking	143	105	98	10	17	36	NM
Treasury & Securities Services	11	5	3	(1)	4	120	175
Asset Management	17	(2)	4	(13)	(8)	NM	NM

Total wholesale	742	316	251	(17)	48	135	NM

Retail Financial Services	2,492	1,051	688	589	292	137	NM
Card Services — reported	989	1,169	785	741	636	(15)	56
Corporate (a)	196	14	(31)	3	3	NM	NM

Total consumer	3,677	2,234	1,442	1,333	931	65	295

Total provision for loan losses	$4,419	$2,550	$1,693	$1,316	$979	73	351

LENDING-RELATED COMMITMENTS
Investment Bank	$47	$(8)	$81	$177	$28	NM	68
Commercial Banking	(42)	—	14	35	—	NM	NM
Treasury & Securities Services	1	(1)	6	1	2	NM	(50)
Asset Management	(1)	1	(1)	2	(1)	NM	—

Total wholesale	5	(8)	100	215	29	NM	(83)

Retail Financial Services	—	—	(8)	(2)	—	—	—
Card Services — reported	—	—	—	—	—	—	—

Total consumer	—	—	(8)	(2)	—	—	—

Total provision for lending-related commitments	$5	$(8)	$92	$213	$29	NM	(83)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$618	$200	$227	$164	$63	209	NM
Commercial Banking	101	105	112	45	17	(4)	494
Treasury & Securities Services	12	4	9	—	6	200	100
Asset Management	16	(1)	3	(11)	(9)	NM	NM

Total wholesale	747	308	351	198	77	143	NM

Retail Financial Services	2,492	1,051	680	587	292	137	NM
Card Services — reported	989	1,169	785	741	636	(15)	56
Corporate (a)	196	14	(31)	3	3	NM	NM

Total consumer	3,677	2,234	1,434	1,331	931	65	295

Total provision for credit losses	4,424	2,542	1,785	1,529	1,008	74	339
Card Services — securitized	681	619	578	590	593	10	15

Managed provision for credit losses	$5,105	$3,161	$2,363	$2,119	$1,601	61	219

(a)	Includes amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate segment during 2007.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q08 Change
	1Q08		4Q07	3Q07	2Q07	1Q07	4Q07	1Q07
COMMON SHARES OUTSTANDING
Weighted-average basic shares outstanding	3,396.0		3,367.1	3,375.9	3,415.1	3,456.4	1%	(2)%
Weighted-average diluted shares outstanding	3,494.7		3,471.8	3,477.7	3,521.6	3,559.5	1	(2)
Common shares outstanding — at period end	3,400.8		3,367.4	3,358.8	3,398.5	3,416.3	1	—
Cash dividends declared per share	$0.38		$0.38	$0.38	$0.38	$0.34	—	12
Book value per share	36.94		36.59	35.72	35.08	34.45	1	7
Dividend payout (a)	56%		44%	39%	31%	25%
NET INCOME	$2,373		$2,971	$3,373	$4,234	$4,787	(20)	(50)

NET INCOME PER SHARE
Basic	0.70		0.88	1.00	1.24	1.38	(20)	(49)
Diluted	0.68		0.86	0.97	1.20	1.34	(21)	(49)

SHARE PRICE
High	$49.29		$48.02	$50.48	$53.25	$51.95	3	(5)
Low	36.01		40.15	42.16	47.70	45.91	(10)	(22)
Close	42.95		43.65	45.82	48.45	48.38	(2)	(11)
Market capitalization	146,066		146,986	153,901	164,659	165,280	(1)	(12)

STOCK REPURCHASE PROGRAM (b)
Aggregate repurchases	$—		$163.3	$2,135.4	$1,875.3	$4,000.9	NM	NM
Common shares repurchased	—		3.6	47.0	36.7	80.9	NM	NM
Average purchase price	$—		$45.29	$45.42	$51.13	$49.45	NM	NM

CAPITAL RATIOS
Tier 1 capital	$89,612	(c)	$88,746	$86,096	$85,096	$82,538	1	9
Total capital	134,948	(c)	132,242	128,543	122,276	115,142	2	17
Risk-weighted assets	1,075,922	(c)	1,051,879	1,028,551	1,016,031	972,813	2	11
Adjusted average assets	1,505,688	(c)	1,473,541	1,423,171	1,376,727	1,324,145	2	14
Tier 1 capital ratio	8.3	%(c)	8.4%	8.4%	8.4%	8.5%
Total capital ratio	12.5	(c)	12.6	12.5	12.0	11.8
Tier 1 leverage ratio	6.0	(c)	6.0	6.0	6.2	6.2

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,695		$45,270	$45,335	$45,254	$45,063	1	1
Mortgage servicing rights	8,419		8,632	9,114	9,499	7,937	(2)	6
Purchased credit card relationships	2,140		2,303	2,427	2,591	2,758	(7)	(22)
All other intangibles	3,815		3,796	3,959	4,103	4,205	1	(9)

Total intangibles	$60,069		$60,001	$60,835	$61,447	$59,963	—	—

DEPOSITS
U.S. offices:
Noninterest-bearing	$132,072		$129,406	$115,036	$120,470	$123,942	2	7
Interest-bearing	394,613		376,194	354,459	342,079	342,368	5	15
Non-U.S. offices:
Noninterest-bearing	7,232		6,342	6,559	5,919	8,104	14	(11)
Interest-bearing	227,709		228,786	202,037	182,902	152,014	—	50

Total deposits	$761,626		$740,728	$678,091	$651,370	$626,428	3	22

(a)	Based on net income amounts.

(b)	Excludes commission costs.

(c)	Estimated.

JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s Consolidated balance sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income in the Consolidated statements of income.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed Basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s Consolidated balance sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions (Revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115.”
Taxable-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes bank card transactions for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC, a merchant acquiring business.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO.
Line of Business Metrics (continued)

Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-backed structures, and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges, and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
2. IB revenues, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
Asset Management
Assets Under Management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 44% ownership interest as of March 31, 2008.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Client Services offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.